CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  May 17, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                                AXM PHARMA, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                                             75-2853946
(State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)


                      3960 Howard Hughes Parkway, Suite 500
                               Las Vegas, NV 89109
               (Address of principal executive offices (zip code))

                                 (702) 990-3659
              (Registrant's telephone number, including area code)



Item 12. Results of Operations and Financial Condition

On May 17, 2004, AXM Pharma, Inc. held a conference call discussing our fiscal 2004, first quarter results and current events of AXM Pharma. A transcript of the conference call is attached hereto as Exhibit 99.1 and a press release regarding our financial results for the fiscal period ended March 31, 2004 is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AXM PHARMA, INC.

By:  /s/ Peter Cunningham
     --------------------
         Peter Cunningham
         President, CEO

                                                                    Exhibit 99.1



INVESTORS, INVESTMENT COMMUNITY, LADIES AND GENTLEMEN, GOOD MORNING. MY NAME IS DOUGLAS MACLELLAN, VICE CHAIRMAN OF AXM PHARMA INC. (AMERICAN STOCK EXCHANGE SYMBOL AXJ.) I HAVE THE PRIVILEGE OF SPEAKING TODAY ON BEHALF OR OUR DIRECTORS, MANAGEMENT AND ALL EMPLOYEES.
TODAY WE ARE REPORTING DETAILS OF OUR ACHIEVEMENTS FOR OPERATING PERFORMANCE AND CORPORATE DEVELOPMENT IN FIRST QUARTER 2004.
THIS PRESENTATION IS ORGANIZED SO TO PROVIDE

1. BACKGROUND OF OUR GROWTH MODEL,

2. DETAILS OF REVENUE AND EARNINGS PERFORMANCE

3. GUIDANCE FOR 2004

         Please now let me give you the legal disclaimer. The statements contained in this conference call include certain predictions and projections that may be considered forward-looking statements under securities law. These statements involve a number of important risks and uncertainties that could cause actual results to differ materially including, but not limited to, the performance of joint venture partners, as well as other economic, competitive and technological factors involving the Company's operations, markets, services, products and prices. With respect to AXM, except for the historical information contained herein, the matters discussed in this conference call are forward-looking statements involving risks and uncertainties that could cause
actual  results  to  differ  materially  from  those  in  such   forward-looking
statements.
BACKGROUND INFORMATION
AXM PHARMA, INC OPERATES AS A MANUFACTURER AND MARKETER OF OTC AND PRESCRIPTION PHARMACEUTICAL PRODUCTS IN CHINA. SIMPLY STATED, WE PRODUCE BRAND NAME PHARMACEUTICALS IN CHINA FOR CHINA. REGIONAL EXPORTS ARE A POSSIBILITY IN THE FUTURE, BUT FOR THE NEAR TERM, OUR FOCUS IS SOLELY ON THE CHINA MARKET. OUR OPPORTUNITY IN CHINA IS CHARACTERIZED BY THE DESCRIPTIVE PHRASE "FAST, FASTER, FASTESET". IN CHINA, ACCORDING TO THE ASIA WALL STREET JOURNAL AND OTHER PUBLICATIONS ON AN ANNUAL BASIS, THE ECONOMY IS GROWING AT APPROXIMATELY 8-9%. IMS CHINA, THE LARGETS MARKET RESEARCH FIRM IN THE PHARMACEUTICAL INDUSTRY IN CHINA PROJECTS THAT THE PHARMACEUTICAL INDUSTRY IS GROWING AT APPROXIMATELY 20%, AND THE OTC AND GENERIC SEGMENTS OF THE PHARMACEUTICAL INDUSTRY ARE GROWING AT APPROXIMATELY 30%. AXM IS WELL POSITIONED TO WIN A GROWING PIECE OF MARKET SHARE.


AXM HAS HAD A VERY ACTIVE FIRST QUARTER. IN MARCH 2004, WE ANNOUNCED THAT WE HAD ACQUIRED THE RIGHTS TO MANUFACTURE AND DISTRIBUTE A NEW ADJUNCTIVE THERAPY FOR TYPE II DIABETES, A DEBILITATING CONDITION THAT AFFECTS MORE THAN 30 MILLION PEOPLE IN CHINA.
 IN MARCH 2004, WE ALSO ANNOUNCED THE SIGNING OF AN EXCLUSIVE AGREEMENT WITH SUNKIST GROWERS TO MANUFACTURE AND DISTRIBUTE VARIOUS VITAMIN AND SUPPLEMENT PRODUCTS. THIS AGREMENT IS EXPECTED TO PROVIDE IN EXCESS OF $200 MILLION OVER FIVE YEARS. ALSO DURING MARCH WE ANNOUNCED THAT WE HAD HIRED A FORMED EXECUTIVE OF VIAGRA'S (PFIZER) MARKETING SERVICE PROVIDER IN CHINA AS VICE PRESIDENT OF MARKETING.
AXM'S NEW PLANT HAS COMPLETED PHASE I IN THE CONSTRUCTION OF A STATE-OF-THE-ART MANUFACTURING FACILITY BEING BUILT TO U.S. CGMP (CURRENT GOOD MANUFACTURING PRACTICE) STANDARDS. UPON COMPLETION AND CERTIFICATION, AXM BELIEVES THAT ITS FACILITY WOULD BE THE FIRST U.S. CGMP FINISH DOSAGE FACILITY IN CHINA. THE CGMP DISTINCTION IS GRANTED BY THE US FOOD AND DRUG ADMINISTRATION (FDA) AFTER ONSITE VISITS, PRODUCT AND PROCESS EVALUATIONS, WHICH AXM HOPES WILL BE COMPLETED WITHIN THE FOURTH QUARTER OF 2004. AXM SEEKS TO USE THE 65,000 SQUARE FOOT CGMP FACILITY TO ENABLE THE COMPANY TO IN-LICENSE HIGH VALUE ADDED COMPOUNDS FROM MAJOR PHARMACEUTICAL COMPANIES WORLDWIDE. CURRENTLY THE MANUFACTURING AND DISTRIBUTION OF OUR PRODUCTS IS DONE BY THIRD PARTIES. HOWEVER, wE INTEND TO BRING MOST OF OUR MANAUFACTURING IN HOUSE ONCE OUR NEW FACTORY HAS BEEN COMPLETES AND IS CERTIFIED BY THE PROPER REGULATORY AGENCIES IN CHINA AND THE U.S.
FOLLOWING THE CLOSE OF THE FIRST QUARTER, IN APRIL 2004 WE ANNOUNCED THAT WE HAD GAINDED THE RIGHTS TO MANUFACTURE AND DISTRIBUTE A NEW FEMINIE HYGEINE PRODUCT, XIN SHU TO ENTER A MARKET SEGEMENT that EXPERIENCED APPROXIMATELY $500 MILLION IN ANNUAL SALES AND THAT WE HAD APPOINTED ZZAD AND OGILVY & MATHER TO PROVIDE MARKETING AND BRANDING SERVICE SUPPORT FOR THE VARIOUS NEW PRODUCTS.
THESE EVENTS, COUPLED WITH ANTICIPATED EXPANDED DISTRIBUTION AND MARKETING RELATIONSHIPS, HAVE PROVIDED US WITH THE KEY PRODUCTS AND INTERNAL MANAGEMENT AND EXTERNAL ADVISORS NECESSARY FOR US TO INCREASE TOTAL revenues by as much as 300 % IN 2004. WE ANTICIPATE COMPLETING NEW MARKEING AND DISTRIBUTION RELATIONSHIPS DURING THE REMAINDER OF 2004. WE ARE CURRENTLY IN NEGOTIATION WITH VARIOUS NEW DISTRIBUTION AND MARKETING PARTNERS. TO DATE NO ADDITIONAL DISTRIBUTION OR MARKETING AGREEMENTS HAVE BEEN EXECUTED. WE WILL ALSO CONTINUE TO SEEK ADDITIONAL MANUFACTURING AND MARKETING RIGHTS TO NEW OVER-THE-COUNTER FORMULAS AND PRODUCTS.

AXM'S REVENUE AND EARNINGS PERFORMANCE FOR FIRST QUARTER 2004.

REVENUE. DURING THE THREE-MONTH PERIOD ENDED MARCH 31, 2004 WE GENERATED $1,119,394 FROM PRODUCT SALES COMPARED TO REVENUES FROM PRODUCT SALES FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2003 OF $1,367,159. THIS REPRESENTS A SALES DECREASE OF $247,765 FROM THE THREE-MONTH PERIOD ENDED MARCH 31, 2003.


THE LOWER SALES WERE DUE TO MANAGEMENT'S STRATEGIC DECISION TO ELIMINATE THE SALES OF CEFALEXIN AND NORFLEXIN ANTIBIOTIC PRODUCTS DUE TO THEIR SIGNIFICANTLY DECREASING GROSS PROFIT MARGINS. ANTIBIOTIC PRICING IS UNDER SIGNIFICANT PRESSURE FROM GOVERNMENT HOSPITAL PURCHASES WHO ARE REDUCING THE PRICE THEY ARE WILLING TO PAY FOR ANTIBIOTICS BY UP TO 20% PER YEAR. OTHER PRODUCT CATEGORIES ARE NOT UNDER SUCH PRESSURES. ALTHOUGH IT APPEARS THAT REVENUE WAS DOWN, THE FIRST QUARTER SALES OF ASARONE, WEIFUKANG AND LIFUPENG WERE ON TARGET RISING APPROXIMATELY 100% OVER THE FIRST QUARTER 2003.


GROSS PROFIT. GROSS PROFIT ON PRODUCT SALES FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2004, WAS $539,064 COMPARED TO $439,750 FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2003, AN INCREASE OF $99,314. THESE FIGURES REPRESENT A 22% INCREASE OF OUR GROSS MARGIN TO APPROXIMATELY 48% COMPARDED TO GROSS MARGINS OF 32%. AS OF MARCH 31, 2004 THE COMPANY HAD $5,225,323 IN CASH, UP $2,274,541 FROM $2,950,785 IN CASH ON DECEMBER 31, 2003.

THIS INCREASE IN GROSS PROFITS WERE ACHIEVED THROUGH A PLANNED ELIMINATION OF THE SALES OF OUR ULTRA-LOW MARGIN ANTIBIOTIC PRODUCTS. DURING THE REMAINDER OF FY 2004, WE ANTICIPATE CONTINUING TO INCREASE OUR GROSS PROFIT MARGIN TO ACHIEVE FURTHER GAINS OF MORE THAN 20 PERCENTAGE POINTS VERSUS 2003. WE ANTICIPATE THIS SIGNIFICANT INCREASE IN GROSS PROFIT MARGIN THROUGH THE INTRODUCTION OF OUR VARIOUS NEW PRODUCTS, WHICH ARE ANTICIPATED TO HAVE AN AVERAGE GROSS MARGIN OF 75%, THE RE-BRANDING OF OUR PRODUCTS UNDER THE AXM PHARMA SHENYANG AND SUNKIST BRANDS, SIGNING NEW DISTRIBUTION CONTRACTS AT MARGINS THAT ARE EQUIVALENT OR BETTER THAN THE AGREEMENTS IN FORCE IN 2003, AND THE OPENING OF OUR NEW STATE OF THE ART MANUFACTURING PLAN IN SHENYANG SCHEDULED FOR THE SECOND HALF OF 2004.

NEXT, OUR TAX POSITION IN CHINA. AXM HAS BEEN GRANTED A 5 YEAR TAX HOLIDAY FOR ITS INVESTMENT IN A CGMP MANUFACTURING FACILITY IN HUNAN INDUSTRIAL ESTATE IN THE CITY OF SHENYANG CHINA.


THIS WILL IMPROVE EARNINGS PER SHARE DURING THE EFFECTIVE PERIOD.

GENERAL, ADMINISTRATIVE AND SELLING EXPENSES. THE CASH PORTION OF THIS EXPENSE CATEGORY WAS $1,264,229 COMPARED TO $367,460 FOR THE SAME PERIOD LAST YEAR. THIS INCREASE IN CASH EXPENDITURES ON GENERAL, ADMINISTRATIVE AND SELLING EXPENSE FOR THIS QUARTER COMPARED TO THE SAME QUARTER LAST YEAR IS DUE PRIMARILY TO THE EXPANSION OF ADMINISTRATIVE STAFF IN THE US OFFICE TO PROVIDE FOR FINANCIAL REPORTING, CAPITAL RAISING EFFORTS AND MAINTAINING OUR PUBLIC RELATIONS AT A LEVEL CONSISTENT WITH A PUBLIC COMPANY. WE ALSO ADDED STAFF IN SETTING UP THE INFORMATION TECHNOLOGY FUNCTION FOR REVIEWING POSSIBLE SOFTWARE AND HARDWARE SOLUTIONS. THE EXPENDITURES IN THE INFORMATION TECHNOLOGY AREA ARE NECESSITY IN ORDER TO PRECEDE WITH THE ACTUAL IMPLEMENTATION AND ROLE OUR OF OUR NEW MANUFACTURING, MARKETING AND ACCOUNTING SOFTWARE MODULES IN STEP WITH THE COMPLETION OF OUR NEW MANUFACTURING FACILITY IN SHENYANG AND MEETING US GMP AND CHINA GMP STANDARDS.

IN ADDITION TO THE AFOREMENTIONED CASH EXPENSES IN THE GENERAL, ADMINISTRATIVE AND SELLING EXPENSE CATEGORY THERE WERE $1,769,828 IN NON-CASH EXPENSES RELATING TO STOCK ISSUED FOR PROFESSIONAL SERVICES RENDERED IN THE PUBLIC RELATIONS AREA IN LIEU OF CASH PAYMENTS. BASED UPON THE COMMON STOCK TRADING PRICE AT THE TIMES OF ISSUANCE, AND FASB RULES, WE WERE REQUIRED TO INCUR NON-CASH CONSULTING EXPENSES OF $1,769,828 FOR THE ISSUANCE OF THESE SHARES DURING THE THREE-MONTH PERIOD ENDED MARCH 31, 2004. THESE EXPENSES NEED TO BE ACCOUNTED FOR AND DIRECTLY HIT THE BOTTOM LINE, BUT WE ENCOUAGE INVESTORS TO TAKE THESE NON CASH CHARGES IN CONSIDERATION WHEN EXAMING OUR FINANCIALS.


NET LOSS AND LOSS PER SHARE.
AS A RESULT OF THE ABOVE, IN THE THREE MONTHS ENDED MARCH 31, 2004, OUR NET LOSS WAS $2,494,993 INCLUDING $1,769,828 IN NON-CASH STOCK ISSUANCE RELATED LOSSES. THE NET LOSS IN THE PERIOD APPLICABLE TO COMMON SHAREHOLDERS WAS $3,580,010 OR $(0.25)PER SHARE COMPARED TO $72,290 PROFIT THE SAME PERIOD DURING 2003. THE NET LOSS AND LOSS PER SHARE RESULTS FOR THE THREE MONTHS ENDED MARCH 31, 2004 WERE INLINE WITH INTERNAL MANAGEMENT ESTIMATES.

GUIDANCE FOR 2004
THE COMPANY IS CONFIRMING REVENUE GUIDANCE OF $33 MILLION FOR FISCAL 2004 AND FORECASTS EARNINGS FOR FY2004 AT $0.42 PER SHARE EXCLUDING NON-CASH EXPENSES ON

A FULLY DILUTED BASIS OF APPROXIMATELY 21 MILLION SHARES OUTSTANDING AT YEAR-END. THE COMPANY ALSO EXPECTS TO INCREASE ITS GROSS PROFIT MARGIN TO APPROXIMATELY 75% DUE TO THE INTRODUCTION OF NEW PRODUCT LINES, THE RE-LABELING OF ITS PRODUCT LINES UNDER THE AXM PHARMA SHENYANG AND SUNKIST BRANDS, AND THE OPENING OF ITS NEW STATE OF THE ART MANUFACTURING FACILITY IN CHINA IN AUGUST 2004. WE ARE EXCITED ABOUT THE GROWTH PROSPECTS FOR AXM PHARMA IN THE SECOND HALF OF 2004. THE COMPANY MADE SIGNIFICANT ADVANCES IN ITS MANUFACTURING, DISTRIBUTION AND OPERATING EFFICIENCIES IN THE FIRST QUARTER, WHICH WILL PROVIDE A SOLID BASE FOR RAPID GROWTH THE REST OF THE YEAR.
THANK YOU FOR YOUR CONTINUED SUPPORT AND WE LOOK FORWARD TO ANOTHER SUCCESSFUL QUARTER.

GOODAY

AXM
 Pharma [Letterhead]
                                                                    Exhibit 99.2




                AXM PHARMA ANNOUNCES 22% INCREASE IN GROSS PROFIT
              MARGIN TO 48% IN FIRST QUARTER. CONFIRMS $33 MILLION
                REVENUE GUIDANCE AND FORECASTS $0.42 PER SHARE IN
                               EARNINGS FOR 2004.



NEWPORT BEACH, CA -- May 17, 2004 -- AXM Pharma, Inc. (AMEX: AXJ) announced today the financial results for the quarter ended March 31, 2004. During the three-month period ending March 31, 2004 revenues were $1,119,394 compared to $1,367,159 for the period ending March 31, 2003. Gross profit for the quarter ending March 31, 2004 was $539,064 compared to $439,750 for the quarter ending March 31, 2003. This figure represents a 22% increase in gross margins to approximately 48%. AXM Pharma discontinued two lower margin product lines in the first quarter and met its internal revenue targets for its three remaining product lines, which rose approximately 100% over the first quarter 2003.

The Company has confirmed revenue guidance of $33 million for fiscal 2004 and forecasts earnings for FY2004 at $0.42 per share on a fully diluted basis of approximately 21 million shares outstanding at year-end excluding non-cash expenses. The company also expects to increase its gross profit margin to approximately 75% due to the introduction of new product lines, the re-labeling of its product lines under the AXM Pharma Shenyang and Sunkist brands, and the opening of its new state of the art manufacturing facility in China in August 2004.

"We are excited about the growth prospects for AXM Pharma in the second half of 2004," said Peter Cunningham, Chief Executive Officer. "The Company made significant advances in its manufacturing, distribution and operating efficiencies in the first quarter, which will provide a solid base for rapid growth the rest of the year," he added.

In March 2004 the Company acquired a new adjunctive therapy for Type II diabetes, announced an exclusive manufacturing and distribution agreement with Sunkist Growers and hired the former executive of a Viagra (Pfizer) marketing service provider in China. In April the Company acquired the rights to a new feminine hygiene product and appointed ZZAD and Ogilvy & Mather to provide marketing and branding support for AXM Pharma's new product lines. These activities, together with expenses related to the construction of our new factory in Shenyang, costs for legal and accounting services as a result of our public status and non-cash payments to consultants resulted in a net loss of $2,494,993, of which $1,769,828 were non-cash stock issuance related losses. The loss applicable to common shareholders was ($0.25) per share, or $3,580,010. The

Company had $5,225,323 in cash as of March 31, 2004, an increase of $2,274,541 from the $2,950,785 cash as of December 31, 2003.

The Company's conference call begins at 9:00 am. EST today, hosted by Douglas MacLellan, Vice Chairman of AXM Pharma, Inc. The dial in number is 888 792 1069 reference AXM Pharma. The Company will replay the call at 703-925-2474 or 866-219-1444 access code 467802.



AXM Pharma Inc., http://www.axmpharma.com, through its wholly owned subsidiary, Werke Pharmaceuticals, Inc., is the 100% owner of AXM Pharma Shenyang, Inc. ("AXM Shenyang"), a Wholly Foreign Owned Enterprise ("WFOE") under the laws of the People's Republic of China. AXM Shenyang is located in the City of Shenyang, in the Province of Liaoning, China. AXM Shenyang and its predecessor company Shenyang Tianwei Pharmaceutical Factory, Ltd. ("STPF"), has an operating history of approximately 10 years. AXM Shenyang historically has been a manufacturer and distributor of proprietary and generic pharmaceutical products, which include injectables, capsules, tablets, liquids and medicated skin products for export and domestic Chinese sales. AXM Shenyang currently out-sources production and distribution of its products to third parties in China.

For    additional    information    on   AXM   Pharma    Inc,    please    visit
http://www.iccinfo.com or call Investor Communications Company, LLC at 708 447-6834.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this news release include certain predictions and projections that may be considered forward-looking statements under securities law. These statements involve a number of important risks and uncertainties that could cause actual results to differ materially including, but not limited to, the performance of joint venture partners, as well as other economic, competitive and technological factors involving the Company's operations, markets, services, products and prices. With respect to AXM, except for the historical information contained herein, the matters discussed in this news release are forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Potential risks and uncertainties include, but are not limited to, AXM's extremely limited operating history, uncertainties related to the Company's access to additional capital, competition and dependence on key management.

Contact Information:  Tom Bostic, Investor Communications Company, LLC
                      (708) 447-6834



                                AXM PHARMA, INC.
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2004
                                   (UNAUDITED)

ASSETS

Current assets
  Cash                                                                      $  5,225,323
  Accounts receivable, net of allowance of 0                                     854,384
  Inventories                                                                  2,925,545
  Advances, Suppliers                                                            351,933
                                                                            ------------
    Total current assets                                                       9,357,185

Property and equipment, net                                                      604,878
Licenses                                                                       1,449,748
                                                                            ------------

    TOTAL ASSETS                                                            $ 11,411,811
                                                                            ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Value added tax payable                                                   $  1,348,194
  Accounts payable and accrued expenses                                          248,002
                                                                            ------------
    Total current liabilities                                                  1,596,196
                                                                            ------------

STOCKHOLDERS' EQUITY:
  Series A Preferred stock, $.001 par value, 4,050,000 shares authorized,
    2,455,000 shares issued and outstanding                                        2,455
  Series B Preferred stock, $.001 par value, 2,000,000 shares authorized,
    860,000 shares issued and outstanding                                            860
  Common stock, $.001 par value, 50,000,000 shares authorized,
    14,850,280 shares issued and outstanding                                      14,850
  Additional paid-in capital                                                  17,570,527
  Accumulated deficit                                                         (7,773,077)
                                                                            ------------
    Total Stockholders' Equity                                                 9,815,615
                                                                            ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $ 11,411,811
                                                                            ============



                                AXM PHARMA, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                                   (UNAUDITED)

                                                              Three Months Ended
                                                                   March 31,
                                                         ----------------------------
                                                             2004            2003
                                                         ------------    ------------

Revenues                                                 $  1,119,394    $  1,367,159

Cost of revenues                                              580,330         927,409
                                                         ------------    ------------

Gross profit                                                  539,064         439,750
                                                         ------------    ------------

General, administrative
 and selling:
  Cash                                                      1,264,229         367,460
  Non-cash                                                  1,769,828            --
                                                         ------------    ------------


Net loss                                                 $ (2,494,993)   $     72,290
                                                         ============    ============

Net loss applicable to
common shareholders:
 Net loss                                                $ (2,494,993)   $     72,290
 Beneficial conversion feature of preferred stock            (947,628)           --
 Deemed dividend from beneficial conversion feature of
 warrants                                                    (137,389)           --
                                                         ------------    ------------
Net loss applicable to common shareholders               $ (3,580,010)   $     72,290
                                                         ============    ============

Net loss per share:
 Basic and diluted                                       $      (0.25)   $       0.01
                                                         ------------    ------------

Weighted averaged shares
 outstanding:
 Basic and diluted                                         14,195,531      10,000,000
                                                         ============    ============



                                AXM PHARMA, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                   THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                                   (UNAUDITED)

                                                          2004           2003
                                                      -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                            $(2,494,993)   $    72,290
  Adjustments to reconcile net loss to cash used in
    operating activities:
      Common stock issued for services                  1,769,828           --
      Depreciation and amortization                         9,639          5,414
        Changes in assets and liabilities:
          Cash held in trust                                 --          149,203
          Accounts receivable                           1,760,595       (494,106)
          Advances                                      1,105,766       (157,162)
          Inventories                                    (681,791)       316,687
          Accounts payable and accrued expenses          (268,162)          --
          Value added tax payable                      (1,569,632)       211,865
                                                      -----------    -----------


CASH FLOWS USED IN OPERATING ACTIVITIES                  (368,750)       104,491
                                                      -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                   (314,741)          --
   Cash received in reverse merger                           --              169
                                                      -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES                     (314,741)           169
                                                      -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Capital contributions                                      --             --
  Proceeds from the sale of stock                       2,958,032           --
                                                      -----------    -----------

CASH FROM FINANCING ACTIVITIES                          2,958,032           --
                                                      -----------    -----------

NET INCREASE IN CASH                                    2,274,541        104,660

Cash, beginning of period                               2,950,782        106,027
                                                      -----------    -----------

Cash, end of period                                   $ 5,225,323    $   210,687
                                                      ===========    ===========

SUPPLEMENTAL NON-CASH TRANSACTIONS:
  Net liabilities assumed in reverse merger           $      --      $    22,692





9